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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     September 24, 2001
                                                 -------------------------------



                       Salomon Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)


       New York                      1-4346                  11-2418067
    ---------------               ------------           -------------------
    (State or other               (Commission              (IRS Employer
    jurisdiction of               File Number)           Identification No.)
     incorporation)

       388 Greenwich Street, New York, New York               10013
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       (Address of principal executive offices)             (Zip Code)



                                 (212) 816-6000
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              (Registrant's telephone number, including area code)
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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

         Exhibit No.      Description
         -----------      -----------
          1.01            Terms Agreement, dated September 24, 2001, between the
                          Company and Salomon Smith Barney Inc., as the
                          underwriter, relating to the offer and sale of the
                          Company's Equity Linked Securities (ELKS(SM)) based on
                          the common stock of Sun Microsystems, Inc. due October
                          2, 2002.

          4.01            Form of Note for the Company's Equity Linked
                          Securities (ELKS(SM)) based on the common stock of Sun
                          Microsystems, Inc. due October 2, 2002.

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: September 27, 2001                    SALOMON SMITH BARNEY
                                              HOLDINGS INC.



                                             By: /s/ Mark I. Kleinman
                                                -------------------------------
                                                 Mark I. Kleinman
                                                 Treasurer